SPINNAKER ETF SERIES
UVA DIVIDEND VALUE ETF
UVA UNCONSTRAINED MEDIUM-TERM FIXED INCOME ETF
(the “Funds”)

Supplement dated March 21, 2023
to the Prospectus dated November 1, 2022
The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus for the Funds.
The following section entitled “Temporary Defensive Positions” is added on page 33 following the section entitled “Principal Investment Risks for the Funds”:
Temporary Defensive Positions
The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions.  When a Fund takes a temporary defensive position, that Fund may not be able to achieve its investment objective.
For further information, please contact the Funds toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Funds’ toll-free at the number above.

Investors Should Retain This Supplement for Future Reference